UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Informatica Corporation
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INFORMATICA CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2014 at 10:00 AM Pacific Time 2100 Seaport Boulevard, Redwood City, California 94063 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/informatica/2014 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2014 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/informatica/2014. Have the 11 digit control number available when you access the website and follow the instructions. INTERNET TELEPHONE 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. E-MAIL CONTROL NO. To the Stockholders of INFORMATICA CORPORATION Notice is hereby given that the Annual Meeting of Stockholders of Informatica Corporation will be held on May 23, 2014 at 10:00 a.m. Pacific time at Informatica Corporation, 2100 Seaport Boulevard, Redwood City, California 94063 for the following purposes: 1. Election of Directors: 01 Mark A. Bertelsen 02 Hilarie Koplow-McAdams 03 A. Brooke Seawell 2. To approve an amendment to Informatica’s 2009 Equity Incentive Plan to increase the number of shares of Informatica’s common stock reserved for issuance thereunder by 6,300,000 shares. 3. To ratify the appointment of Ernst & Young LLP as Informatica’s independent registered public accounting firm for the fiscal year ending December 31, 2014 4. To approve Informatica’s executive compensation The Board of Directors recommends a vote FOR the election of the director nominees listed and FOR Proposals 2, 3 and 4.

INFORMATICA CORPORATION 2100 Seaport Boulevard Redwood City, California 94063 The following proxy materials are available to you to review at: www.viewproxy.com/informatica/2014 • 2013 Annual Report to Stockholders • Notice and Proxy Statement You may obtain directions to our corporate headquarters in order to attend the Annual Meeting at http://www.informatica.com/us/company/contact-locations, or by calling (650) 385-5000. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request hard copy. You May Vote Your ProxyWhen You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/informatica/2014 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.